UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-4422                 51-0068479
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                    Identification No.)


                2170 Piedmont Road, N.E., Atlanta, Georgia 30324
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (404) 888-2000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition

The information provided pursuant to this Item 2.02 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of Rollins, Inc (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

On July 27, 2005, the Company issued a press release announcing its results for the quarter ended June 30, 2005. The Company hereby incorporates by reference herein the information set forth in its Press Release dated July 27, 2005, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of the Company have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward-looking statements. For further information on other risk factors, please refer to the "Risk Factors" contained in the Company's Form 10-K filed March 11, 2005 with the Securities and Exchange Commission. The Company disclaims any obligation or duty to update or modify these forward-looking statements.

Included in Exhibit 99.1, as attached, are the following non-GAAP financial measures:

     o Revenue, excluding revenue attributable to Western Pest Services, Rollins Supply and Dettelbach*

     o Adjusted income and earnings per share for the second quarter of 2004, which exclude gains on sale of assets **

     o Adjusted income and earnings per share for the second quarter of 2005, which exclude adjustments arising from pension plan curtailment and gains on sale of assets**

     * Revenue, excluding that attributable to Western Pest Services, Rollins Supply and Dettelbach, is presented and deemed useful by management in order to present the Company's 2005 results as more readily comparable to its 2004 results. The Company's 2004 numbers do not include revenue attributable to the Western operations prior to April 30, 2004, the date it was acquired, and include revenue attributable to Rollins Supply, which was partially divested during the third quarter 2004 and Dettelbach, which was divested during the third quarter of 2004.

     ** Adjusted income and earnings per share are presented and deemed useful by management in order to present the Company's 2005 results as more readily comparable to its 2004 results.

     The reconciliation is included at Exhibit 99.1.



Item 9.01.  Financial Statements and Exhibits

Exhibit No.            Description
   99.1                Press Release Dated July 27, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  July 27, 2005              By:  /s/ Harry J. Cynkus
                                       -----------------------------------------
                                Name:  Harry J. Cynkus
                               Title:  Chief Financial Officer and Treasurer